Exhibit 10.1

AMENDMENT NO. 1

TO

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

Piceance Energy, LLC

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Amendment”), is made and entered into as of March 9, 2015, by and among Laramie Energy II, LLC, a Delaware limited liability company, Par Piceance Energy Equity LLC, a Delaware limited liability company, and the New Investors (as defined herein).

RECITALS:

A.	Reference is herein made to that certain Amended and Restated Limited Liability Company Agreement dated August 31, 2012, by and between Laramie and Delta, governing Piceance Energy, LLC (the “Agreement”). Capitalized terms used herein but not defined herein shall have the respective meanings assigned to them in the Agreement.

B.	Laramie and Delta are the original members of the Company.

C.	The parties hereto deem it in their mutual best interests and in the best interest of the Company: (i) for the parties listed in Schedule I attached hereto (the “New Investors”) to be admitted as additional members of the Company and (ii) to amend the Agreement as herein provided.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and agreements contained herein and in the Agreement, the parties hereto hereby agree as follows:

1.	Admission as Members. The New Investors are hereby admitted to the Company as additional Members. In connection therewith:

(a)	Each New Investor agrees to be bound by the terms of the Agreement, as amended by this Amendment.

(b)	Each New Investor, severally and not jointly or jointly and severally, hereby makes the representations and warranties to the Sole Manager, the other Members, and the Company as set forth in Sections 4.1, 4.2 and 4.3 of the Agreement.

(c)	All references to “Member” or “Members” shall be deemed to include each New Investor, except in the instance of Section 10.5 (in which event the term “Member” shall be deemed to refer only to an Original Member).

(d)	Laramie and Delta hereby agree that all conditions precedent under the Agreement to the admission of the New Investors as members of the Company have been satisfied or waived.

2.	Amendment to Article I.

(a)	The defined term “Agreement” is hereby amended to read as follows:

“”Agreement” means this Amended and Restated Limited Liability Company Agreement, as hereinafter amended.”

(b)	Article I of the Agreement is hereby amended to include the following defined terms:

“Avista Parties” means ACP LE, L.P., a Delaware limited partnership, and ACP LE (Offshore), L.P., a Delaware limited partnership, collectively.

“BHC Affiliate” has the meaning set forth in Section 3.5(a).

“BHC Investor” means a Member that is (i) subject to the BHCA, (ii) is designated a systematically important financial institution under the Dodd-Frank Wall Street Reform and Consumer Protection Act; or (iii) is directly or indirectly “controlled” (as that term is defined in the BHCA) by a company that is subject to the BHCA or the Dodd-Frank Wall Street Reform and Consumer Protection Act.

“BHCA” means the Bank Holding Company Act of 1956, as amended.

“DLJ IV Parties” means DLJ Merchant Banking Partners IV, L.P., a Delaware limited partnership, and Laram Holdings II, LLC, a Delaware limited liability company, collectively.

“Dodd Frank Act” has the meaning in Section 11.8.

“Investment Company” has the meaning set forth in the Investment Company Act.

“Investment Company Act” means the Investment Company Act of 1940, as the same may be amended from time to time.

“Non-Voting Units” has the meaning set forth in Section 3.5(a).

“’Observer” has the meaning set forth in Section 5.5(b)(i).

“Original Agreement” means the Amended and Restated Limited Liability Company Agreement dated August 31, 2012, prior to any amendments or modifications thereto.

“Original Members” means Laramie and Delta.

“Recalculation Event” has the meaning set forth in Section 3.5(a).

“Unit Purchase Agreement” means that Unit Purchase Agreement entered into by and among the Company, the Wells Fargo Member, Laramie, Robert S. Boswell, the Avista Parties and the DLJ IV Parties dated March 9, 2015.

“Wells Fargo Member” means Wells Fargo Central Pacific Holdings, Inc., a California corporation.”

3.	Amendment to Exhibit A. The Agreement shall be amended to delete Exhibit A currently attached thereto and to replace it in its entirety with Exhibit A-1 and Exhibit A-2 attached to this Amendment.

4.	Amendment to Section 3.1. Section 3.1 of the Agreement is hereby amended and restated to read as follows:

“3.1. Agreed Capital Contributions.

(a)	The Original Members have heretofore made the Capital Contributions to the Company and received the Units, as provided in the Original Agreement and as set forth in Exhibit A-1.

(b)	Each of the Members agrees to purchase on March 9, 2015, one-half of the number of Units set forth opposite its respective name in Exhibit A-2 for a cash purchase price of $596 per Unit by wire transfer of immediately available funds to a Company account specified in writing by the Sole Manager to the Members.

(c)	Each of the Members agrees to purchase on May 29, 2015, or such earlier date as shall be mutually agreed upon by the Members, one-half of the number of Units set forth opposite its respective name in Exhibit A-2 for a cash purchase price of $596 per Unit by wire transfer of immediately available funds to a Company account specified in writing by the Sole Manager to the Members.

5.	Amendment to Section 3.2.

(a)	Section 3.2(a) of the Agreement is hereby amended and restated to read as follows:

“[Intentionally Omitted].”

(b)	For purposes of clarity, the Original Members hereby waive the provisions of Section 3.2(b) as it may apply to the issuance of additional Units pursuant to Section 3.1(b) and (c).

6.	New Section 3.5. The following is added to the Agreement as a new Section 3.5:

“3.5 BHCA Matters.

(a) Any Unit in the Company that is (i) held for its own account by a BHC Investor or by any affiliate (as defined in 12 U.S.C. Sec. 1841(k)) of such BHC Investor that is itself a BHC Investor (a “BHC Affiliate”), and (ii) determined in the aggregate to have voting rights with respect to a matter in excess of four and 99/100 percent (4.99%) (or such greater percentage as may be permitted under Section 4(c)(6) of the BHCA) of the voting rights of any series or class of Units pursuant to the applicable provisions of this Agreement (such determination to be made (A) at the time of admission of the BHC Investor or any of its BHC Affiliates to the Company, (B) at the time of admission of any additional Member to, or withdrawal of any Member from, the Company, or (C) at any other time when an adjustment is made to the Members’ proportionate ownership of each series or class of Units or voting rights attributable to such Units (each, a “Recalculation Event”)), shall be treated as “Non-Voting Units” except as provided below. In the event that the Units of a BHC Investor and its BHC Affiliates are determined in the aggregate to include Non-Voting Units, such BHC Investor and its BHC Affiliates may by notice to the Company and the other Members allocate voting Units and Non-Voting Units among themselves in such percentages as they may elect. Upon any Recalculation Event, each class or series of Units held by a BHC Investor and any of its BHC Affiliates shall be recalculated, and only that portion of each class or series of Units held by such BHC Investor and any of its BHC Affiliates that is determined as of the date of such Recalculation Event to have voting rights in excess of four and 99/100 percent (4.99%) with respect to a matter (or such greater percentage as may be permitted under Section 4(c)(6) of the BHCA) of such class or series of Units, excluding Non-Voting Units as of such date, shall be Non-Voting Units.

(b) Except as provided in this paragraph (b), Non-Voting Units (whether or not subsequently Transferred in whole or in part to any other Person) shall not be entitled to vote or consent with respect to any matter under this Agreement or the Act, and shall be deemed to have waived any rights to vote or consent with respect to such matters. Non-Voting Units shall not be counted as Units of Members (either for purposes of determining the numerator or the denominator in any vote) for purposes of determining whether any vote required under this Agreement has been approved by the requisite percentage in interest of the Members; provided that a BHC Investor and its BHC Affiliates will be permitted to vote their Non-Voting Units on (i) any proposal to dissolve or continue the business of the Company (but not on the selection of any successor Managers, and each BHC Investor and its BHC Affiliates irrevocably waive their right to vote any Non-Voting Units on the selection of successor Managers under the Act, which waiver shall be binding upon such BHC Investor and its BHC Affiliates and any entities which succeed to their Units), and (ii) any matter that would significantly and adversely affect the rights, preferences or limited liability of such BHC Investor or its BHC

Affiliates, such as modification of the terms of its Units in relation to the Units of other Members, the making of any distributions by the Company to any Member prior to making any required distributions to other Members, and other matters as to which non-voting shares are permitted to vote pursuant to 12 C.F.R. Sec. 225.2(q)(2), as in effect from time to time. Except as provided by the immediately preceding sentence, Non-Voting Units will not be counted (in either the numerator or the denominator of Units entitled to vote on any matter) as Units held by any Member for purposes of determining whether any vote or consent required has been approved under this Agreement or given by the requisite percentage in interest of the Members. Except as provided in this paragraph (b), Non-Voting Units will be identical in all respects to all other Units of the same class or series.

(c) Notwithstanding the foregoing, a BHC Investor may elect not to be governed by this 0)(c) by giving written notice to the Company and each of the other Members stating that, as a result of a change in Law applicable to such BHC Investor or pursuant to such BHC Investor’s reliance on Section 4(k) of the BHCA or otherwise, the BHC Investor and its BHC Affiliates are not prohibited from acquiring or controlling more than four and 99/100 percent (4.99%) of the voting Units held by the Members (or such greater percentage as may be permitted by Section 4(c)(6) of the BHCA), in which case the amount of the Units held by such BHC Investor and its BHC Affiliates specified in such notice to be subject to this provision shall be voting Units. Any such election by a BHC Investor may be rescinded at any time by written notice to the Company and each of the other Members, provided that any such rescission shall be irrevocable.

(d) The Company shall notify any BHC Investor as soon as reasonably practicable after a Recalculation Event of the voting rights of the Units of such BHC Investor and its BHC Affiliates, after giving effect to such event, as a percentage of the aggregate voting rights of Units of the Members pursuant to the applicable provisions of this Agreement.

7.	Amendment to Section 5.5(b)(i). Section 5.5(b)(i) of the Agreement is hereby amended and restated to read as follows:

“(i) The number of Board Members shall be six (6). Laramie shall be entitled to appoint four (4) Board Members, one of whom shall be the Chief Executive Officer of Laramie, and Delta shall be entitled to appoint two (2) Board Members. Members can remove and replace their Board Member designees at any time, in their sole discretion. Notwithstanding the above, the Wells Fargo Member shall be entitled to appoint one non-voting observer to attend the meetings of the Board (the “Observer”); provided, that the Board, due to circumstances as determined by the Board, may hold a special meeting without providing notice to the Observer. The Board shall have the right (in its sole discretion) to exclude such Observer from all or any portion of a meeting of the Board. In no event shall the failure to notify the Observer of a meeting of the Board, or the lack of attendance by the Observer at a meeting of the Board, invalidate any action taken by the Board at such meeting.”

8.	Amendment to Section 5.6(c). Section 5.6(c) of the Agreement is hereby amended and restated to read as follows:

“(c) adding a new class of securities or increasing or decreasing the outstanding ownership of the Company or otherwise requiring additional Capital Contributions, except as otherwise provided in Section 3.1(b) and (c);”

9.	Amendment to Section 5.18(a). The first sentence of Section 5.18(a) is hereby deleted and amended to read as follows:

“(a) Notwithstanding anything contained herein or in Section 5.17 to the contrary, each Member acknowledges and affirms that the members of Laramie, the stockholders of Delta and each of the New Investors (the “Investor Parties”):”

10.	Amendment to Section 5.18(b). The first sentence of Section 5.18(b) is hereby amended by deleting the phrase “Subject to the provisions of Section 5.17” and replacing it with the phrase “Notwithstanding anything contained herein or in Section 5.17 to the contrary”.

11.	New Section 11.8. The following is added to the Agreement as new Section 11.8:

“11.8 Regulatory Issue. The Wells Fargo Member has notified the Company that one or more laws, rules, regulations or government orders that may be enacted in the future (including without limitation those promulgated under the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd Frank Act”)), or official interpretations thereof (or of any existing laws, rules, or regulations, including without limitation the Dodd Frank Act), or determinations by regulators thereunder (or under any existing laws, rules or regulations, including without limitation the Dodd Frank Act), could limit the ability of the Wells Fargo Member or its affiliates from directly or indirectly holding certain investments, including the Units. In the event (i) the effect of any such law, rule, regulation, or government order, or interpretation or determination, is later determined at any time by the Wells Fargo Member in its reasonable and good faith judgment or by one of its regulators to prohibit or restrain such Member from continuing to hold the Units, (ii) the Company has notified the Wells Fargo Member pursuant to the Unit Purchase Agreement that it is an entity that would be an Investment Company but for the exclusions in Section 3(c)(1) and/or Section 3(c)(7) of the Investment Company Act or (iii) the Wells Fargo Member in its reasonable and good faith judgment, or any of its regulators, determines that the Company has become an entity that would be an Investment Company but for the exclusions in Section 3(c)(1) and/or Section 3(c)(7) of the Investment Company Act, notwithstanding anything to the contrary contained herein or any other agreement between the Company and the Wells Fargo Member, the Wells Fargo Member shall be entitled to transfer its Units, subject to applicable securities law, to one or more unaffiliated third parties approved by the Board of Managers (which approval will not be unreasonably withheld) without complying with any of the transfer restrictions set forth in this Agreement, including without limitation, Sections 11.2, 11.3 and 11.4, or any other agreement between the Wells Fargo Member and the Company, and each assignee of the Wells Fargo Member shall automatically have the rights and privileges of a Member. Upon the transfer of its Units pursuant to this Section 11.8, the Wells Fargo Member shall cease to be a Member for all purposes and, shall no longer be entitled to the rights of a Member under this Agreement except in the instance of Section 10.5 (in which event the term “Member” shall be deemed to refer only to an Original Member).

12.	Amendment to Section 12.3(a). Section 12.3(a) is hereby amended by adding the following language to the end of Section 12.3(a):

“No Member shall receive a distribution of property, other than cash, if such Member is restricted from holding such property under the BHCA or any other applicable law or regulation. If a Member is restricted from holding such distributed property other than cash, such Member shall advise the Company in writing a reasonable time prior to any proposed distribution, in which event the Company shall take commercially reasonable efforts to sell such property and distribute the proceeds to such Member, provided that (i) any such sale of property shall be made on arms’ length terms; (ii) any taxable gain or loss recognized by the Company attributable to such sale shall be allocated to such Member; and (iii) such Member shall bear all of the expenses incurred by the Company in connection with performing its obligations under this sentence.

13.	Amendment to Section 13.1. Section 13.1 is hereby amended by deleting “Exhibit A” and substituting in place thereof “Exhibit A-3”.

14.	Amendment to Section 14.3. Section 14.3 is hereby amended by (i) deleting the word “or” immediately prior to clause (h) of the first sentence of Section 14.3 and (ii) adding the following language as a new clause (i) to the first sentence of Section 14.3:

“or (i) in the case of any Member, in response to any request by a regulatory authority having jurisdiction over the business of such Member.”

15.	Effectiveness. The admission of the New Investors and the actions and agreements referenced in Section 1 of this Amendment and elsewhere herein, shall be deemed effective immediately upon the execution and delivery of this Amendment by the parties hereto.

16.	Ratification. The Agreement, as amended by this Amendment, is hereby ratified and confirmed.

17.	Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. A telecopied facsimile or electronically scanned copy of an executed counterpart of this Amendment shall be sufficient to evidence the binding agreement of each party to the terms hereof.

*Remainder of Page Intentionally Left Blank – Signature Pages to Follow*

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year set forth above.

LARAMIE ENERGY II, LLC

By:	/s/ Robert S. Boswell
Name:	Robert S. Boswell
Title:	Chairman and Chief Executive Officer

/s/ Robert S. Boswell
ROBERT S. BOSWELL

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

PICEANCE ENERGY, LLC

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year set forth above.

PAR PICEANCE ENERGY EQUITY LLC

By:	Par Petroleum Corporation, its sole member

By:	/s/ Will Monteleone
Name:	Will Monteleone
Title:	SVP Mergers & Acquisitions

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

PICEANCE ENERGY, LLC

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year set forth above.

ACP LE, L.P.

By:	ACP LE, Corp., its General Partner

By:	/s/ Greg Evans
Name:	Greg Evans
Title:	President

ACP LE (OFFSHORE), L.P.

By:	ACP LE (Offshore), Corp., its General Partner

By:	/s/ Greg Evans
Name:	Greg Evans
Title:	President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

PICEANCE ENERGY, LLC

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year set forth above.

WELLS FARGO CENTRAL PACIFIC HOLDINGS, INC.

By:	/s/ Gilbert Shen
Name:	Gilbert Shen
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

PICEANCE ENERGY, LLC

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year set forth above.

DLJ MERCHANT BANKING PARTNERS IV, L.P.

By:	aPriori Capital Partners IV, L.P.,
its general partner

By:	aPriori Capital Partners IV GP LLC,
its general partner

By:	/s/ Susan C. Schnabel
Name:	Susan C. Schnabel
Title:	Authorized Person

LARAM HOLDINGS II, LLC

By:	aPriori Capital Partners IV LLC,
its managing member

By:	/s/ Susan C. Schnable
Name:	Susan C. Schnabel
Title:	Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

PICEANCE ENERGY, LLC

SCHEDULE I

New Members

Wells Fargo Central Pacific Holdings, Inc.

ACP LE, L.P.

ACP LE (Offshore), L.P.

DLJ Merchant Banking Partners IV, L.P.

Laram Holdings II, LLC

Robert S. Boswell

EXHIBIT A-1

Member:	Initial Capital Contribution	Units
Laramie Energy II	Laramie Assets	333,333
Par	Delta Assets	166,667